SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004

THE MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Ohio	6-6026	31-0742526

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7000 Midland Boulevard, Amelia, Ohio 45102-2607

(Address of principal executive offices) (Zip Code)

(513) 943-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 5. Other Events and Required FD Disclosure.

     On February 5, 2004 The Midland Company entered into an Underwriting Agreement with McDonald Investments Inc. with respect to the sale by us and the purchase by McDonald of 1,000,000 shares of our common stock and also to McDonald, of an option to purchase all or any part of 150,000 shares of common stock solely to cover over-allotments. The shares of our common stock to be purchased by McDonald will be issued pursuant to a shelf registration statement we previously filed with the Securities and Exchange Commission and which was declared effective.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.
	Exhibit No	Description

	1	Underwriting Agreement, dated February 5, 2004

	5	Opinion of Keating, Muething & Klekamp, P.L.L. of the securities registered

	23	Consent of Keating, Muething & Klekamp, P.L.L. (contained in Exhibit 5)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDLAND COMPANY

Date: February 6, 2004	By:	/s/ John I. Von Lehman

John I. Von Lehman
Executive Vice President, Chief
Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1	Underwriting Agreement, dated February 5, 2004

Exhibit 5	Opinion of Keating, Muething & Klekamp, P.L.L. as to the legality of the securities registered

Exhibit 23	Consent of Keating, Muething & Klekamp, P.L.L. (included in Exhibit 5)